UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2011

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326— 11th Avenue SW Calgary, Alberta, Canada	T2R 0C5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Regulation FD Disclosure.

On July 15, 2011, Oilsands Quest Inc. (the “Company”) issued a press release announcing that it has received approval from the Government of Saskatchewan to convert portions of the Axe Lake permits to 15-year leases.  The two leases, OSA00001 and 0SA00002 will be governed under the terms of the Petroleum and Natural Gas Regulations, 1969 and will expire on March 31, 2027.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The press release is also available on the Company’s website at www.oilsandsquest.com.

Item 9.01.                      Financial Statements and Exhibits.

(d)                 Exhibits.

99.1                      Press Release, dated July 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2011	Oilsands Quest Inc. (Registrant)

	By:	/s/ Garth Wong
Name: Garth Wong
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 15, 2011.